CSFB 2002-AR25

August 26, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

HYBRID ARM NEW ISSUE

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25

$[695,823,755]

(Approximate)

Expected Investor Settlement Date:  August [30], 2002

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

DLJ Mortgage Capital, Inc.

Seller

Washington Mutual Mortgage Securities Corp.

Seller and Servicer

Ocwen Federal Bank FSB

Servicer

Olympus Servicing, L.P.

Servicer and Special Servicer

Chase Manhattan Mortgage Corporation

Master Servicer

JPMorgan Chase Bank

Trust Administrator

Bank One, National Association

Trustee

Credit Suisse First Boston Corporation

Underwriter

Credit Suisse First Boston

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,

AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston Corporation.  Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the Certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Corporation trading desk at (212) 538-3831.

I.

TRANSACTION SUMMARY – OFFERED CERTIFICATES

SUBJECT TO FINAL COLLATERAL AND RATING AGENCY APPROVAL

Class	Type	Exp’d Rating [1]	Original Balance (+/-5%)	Initial Coupon	Appx. Price	Avg. Life [2]	Spread Guidance	Bench- Mark	CPR	Proj. Net Margin [3]	W.A. MTR
I-A-1	Senior/ WAC	AAA/Aaa	$[164,503,000]	[4.273]% [4]	100-16	[1.84]	N/A	Swaps	25	[200]	[33]
I-A-2	Senior/ WAC	AAA/Aaa	$[ 91,630,000]	[4.629]% [5]	101-00	[1.84]	N/A	Swaps	25	[200]	[33]
I-X	Senior/ Interest Only	AAA/Aaa	Notional [6]	[1.281]% [6]	TBD	[3.16]	TBD	TBD	25	N/A	N/A
AR	Senior/ Residual	AAA/NR	$100	[6.206]% [7]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
II-A-1	Senior/ WAC	AAA/Aaa	$[197,668,000]	[5.206]% [8]	101-00	[2.51]	N/A	Swaps	25	[185]	[58]
II-X	Senior/ Interest Only	AAA/Aaa	Notional [9]	[1.000]% [9]	TBD	[3.23]	TBD	TBD	25	N/A	TBD
III-A-1	Senior/ Floater	AAA/Aaa	$[209,412,000]	[TBD]% [10]	100-00	[3.07]	[35]	1 MO LIB	25	N/A	N/A
C-B-1	Subordinate/ WAC	AA/Aa3	$[ 10,509,000]	[5.910]% [11]	TBD	[3.50]	TBD	Treas.Curve	25	[229]	[44]
C-B-2	Subordinate/ WAC	A/A3	$[ 5,015,000]	[5.910]% [11]	TBD	[3.50]	TBD	Treas.Curve	25	[229]	[44]
C-B-3	Subordinate/ WAC	BBB/Baa3	$[ 3,583,000]	[5.910]% [11]	TBD	[3.50]	TBD	Treas.Curve	25	[229]	[44]
III-M-1	Subordinate/ Floater	AA/Aa2	$[ 5,454,000]	[TBD]% [12]	100-00	TBD	[95]	1 MO LIB	25	N/A	N/A
III-M-2	Subordinate/ Floater	A/A2	$[ 3,272,225]	[TBD]% [13]	100-00	TBD	[175]	1 MO LIB	25	N/A	N/A

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

___________________________

1

The Group I, Group II, and Group III Certificates (as defined herein) and the Class C-B-1, C-B-2 and C-B-3 Certificates are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service (“Moody’s”).  The Class C-B-4 and C-B-5 Certificates are expected to be rated only by S&P.  Neither the Class C-B-6 nor the Class III-X Certificates will be rated.

2

The weighted average life to respective weighted average reset dates is shown with respect to Group I, Group II and Group C-B Certificates.  The weighted average life to optional termination is shown with respect to Group III Certificates.

3

Based on weighted average information on the assumed collateral as of the Cut-off Date.

4

The initial per annum pass-through rate on the Class I-A-1 Certificates is expected to be approximately [4.2738]% per annum.  After the first distribution date and through the distribution date in [February 2005], the per annum pass-through rate for the Class I-A-1 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less [1.408]%.  After the distribution date in [February 2005], the per annum pass-through rate for the Class I-A-1 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less [0.335]%  (30/360 accrual basis, 24 day delay).

5

The initial per annum pass-through rate on the Class I-A-2 Certificates is expected to be approximately [4.6298]% per annum.  After the first distribution date and through the distribution date in [February 2005], the per annum pass-through rate for the Class I-A-2 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less [1.052]%.  After the distribution date in [February 2005], the per annum pass-through rate for the Class I-A-2 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less [0.335]%  (30/360 accrual basis, 24 day delay).

6

The notional amount of the Class I-X will equal the sum of the Class I-A-1 and Class I-A-2 Certificate (together, the “Class I-A Certificates”) principal balances.  On each distribution date through the distribution date in [February 2005], the per annum pass-through rate for the Class I-X will equal (A) the sum of (1) the product of (a) [1.408]% and (b) the Class I-A-1 Certificate principal balance and (2) the product of (a) [1.052]% and (b) the Class I-A-2 principal balance divided by (B) the Class I-A Certificates principal balance.  After the distribution date in [February 2005], the per annum pass-through rate for the Class I-X will equal (A) the sum of (1) the product of (a) [0.335]% and (b) the Class I-A-1 Certificate principal balance and (2) the product of (a) [0.335]% and (b) the Class I-A-2 principal balance divided by (B) the Class I-A Certificates principal balance (30/360 accrual basis, 24 day delay).

7

The initial pass-through rate on the Class AR Certificates is expected to be approximately [6.2063]% per annum.

8

The initial pass-through rate on the Class II-A-1 Certificates is expected to be approximately [5.2063]% per annum.  After the first distribution date and through the distribution date in [December 2006], the per annum pass-through rate for the Class II-A-1 Certificates will equal the lesser of (i) [5.2063]%, and (ii) the weighted average of the net interest rates on the group II mortgage loans less [1.000]%.  After the distribution date in [December 2006], the per annum pass-through rate for the Class II-A-1 Certificates will equal the weighted average of the net interest rates on the group II mortgage loans less [0.340]% (30/360 accrual basis, 24 day delay).

9

The notional amount of the Class II-X will equal the Class II-A-1 principal balance.  On each distribution date through the distribution date in [December 2006], the per annum pass-through rate for the Class II-X will be [1.000]%.  On each distribution date after the distribution date in [December 2006], the per annum pass-through rate for the Class II-X will be [0.340]%.

10

The initial pass-through rate on the Class III-A-1 Certificates is expected to be approximately [   ]% per annum.  After the first distribution date, the per annum pass-through rate for the Class III-A-1 Certificates will equal the lesser of (i) the sum of one-month LIBOR for that distribution date plus 0.35% and (ii) the net funds cap (ACT/360, 0 day delay).  After the optional termination date for the group III mortgage loans, the Class III-A-1 certificate margin will increase to 0.70%.

11

The initial pass-through rate on the Group C-B Certificates is expected to be approximately [5.9103]%.  After the first distribution date, the per annum pass-through rate for the Group C-B certificates will equal the weighted average of the net interest rates of the group I and group II mortgage loans less 0.02%.

12

The initial pass-through rate on the Group III-M-1 Certificates is expected to be approximately [  ]%.  After the first distribution date, the per annum pass-through rate for the Class III-M-1 Certificates will equal the lesser of (i) the sum of one-month LIBOR for that distribution date plus [0.95]% and (ii) the net funds cap (ACT/360, 0 day delay).  After the optional termination date for the group III mortgage loans the Class III-M-1 certificate margin will increase to [1.45]%.

13

The initial pass-through rate on the Class III-M-2 Certificates is expected to be approximately [     ]% per annum.  After the first distribution date, the per annum pass-through rate for the Class III-M-2 Certificates will equal the lesser of (i) the sum of one-month LIBOR for that distribution date plus [1.75]% and (ii) the net funds cap (ACT/360, 0 day delay).  After the optional termination date for the group III mortgage loans the Class III-M-2 certificate margin will increase to [2.25]%.

I.

TRANSACTION SUMMARY – NON-OFFERED CERTIFICATES

Class	Type	Exp’d Rating [1]	Original Balance (+/- 5%)	Initial Coupon	Appx. Price	Avg. Life	Spread Guidance	Bench- mark	CPR	Proj. Net Margin [2]	W.A. MTR
C-B-4	Subordinate/ WAC	BB/NR	$[1,911,000]	[5.910]% [3]	CALL DESK	[5.98]	CALL DESK	Treas.Curve	25	[229]	[44]
C-B-5	Subordinate/ WAC	B/NR	$[1,433,000]	[5.910]% [3]	CALL DESK	[5.98]	CALL DESK	Treas.Curve	25	[229]	[44]
C-B-6	Subordinate/ WAC	NR/NR	$[1,433,430]	[5.910]% [3]	CALL DESK	[5.98]	CALL DESK	N/A	25	[229]	[44]
III-X	OC/Excess Interest	NR/NR	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

___________________________

1

The Class C-B-4 and C-B-5 Certificates are expected to be rated only by S&P. Neither the Class C-B-6 Certificates nor the Class III-X Certificates will be rated.

2

Based on weighted average information on the assumed collateral as of the Cut-off Date.

3

The initial pass-through rate for the Group C-B Certificates is expected to be approximately [5.9103]%.  After the first distribution date, the per annum pass-through rate for these certificates will equal the weighted average of the net interest rates of the group I and group II mortgage loans less 0.02%.

II.

COLLATERAL SUMMARY

NOTE:  INFORMATION CONTAINED HEREIN REFLECTS THE AUGUST 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP I COLLATERAL DETAILS
WAC	6.086%	Average Loan Balance	$463,253.88
WA Net WAC	5.702%	Maximum Loan Balance	$1,442,847.39
WA Gross Margin	2.740%	California Concentration	43.34%
WA Net Margin	2.356%	WA Original LTV	72.80%
Index: 1 Year Treas	84.54%	WA Credit Score	722
6 MO LIBOR	15.45%
WA Months to Reset	33	Full Doc	81.89%
WAM	356	Reduced Doc	13.60%

LOAN GROUP II COLLATERAL DETAILS
WAC	6.625%	Average Loan Balance	$360,609.66
WA Net WAC	6.226%	Maximum Loan Balance	$1,136,000.00
WA Gross Margin	2.609%	California Concentration	58.48%
WA Net Margin	2.210%	WA Original LTV	76.89%
Index: 6 MO LIBOR	58.23%	WA Credit Score	710
1 Year Treas	41.77%
WA Months to Reset	58	Full Doc	43.43%
WAM	357	Reduced Doc	50.36%

AGGREGATE LOAN GROUPS I-II COLLATERAL DETAILS
WAC	6.321%	Average Loan Balance	$412,153.18
Net WAC	5.930%	Maximum Loan Balance	$1,442,847.39
Gross Margin	2.683%	California Concentration	49.93%
Net Margin	2.292%	WA Original LTV	74.58%
Index: 6 MO LIBOR	34.08%	WA Credit Score	717
1 Yr Treas	65.91%
WA Months to Reset	44	Full Doc	65.14%
WAM	357	Reduced Doc	29.61%

II.

COLLATERAL SUMMARY (CONTINUED)

NOTE:  INFORMATION CONTAINED HEREIN REFLECTS THE AUGUST 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP III COLLATERAL DETAILS
WAC	7.657%	Average Loan Balance	$276,825.16
WA Net Rate	7.313%	Maximum Loan Balance	$1,619,883.25
WA Gross Margin	4.496%	California Concentration	48.40%
WA Net Margin	4.151%	WA Original LTV	76.84%
Index: 6 MO LIBOR	99.47%	WA Credit Score	686

WA Months to Reset	31	Full Doc	39.52%
WAM	356	Reduced Doc	23.79%

III.

NET FUNDS CAP

Group III Net Funds Cap:

The annual pass-through rate on each Class of the Group III Certificates is subject to the “Net Funds Cap”  (as defined below).

On any distribution date, the Net Funds Cap will equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such date and (2) 12, and the denominator of which is the Aggregate Loan Balance of the group III mortgage loans for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the Maximum Interest Rate) on any Class of Group III Certificates is limited by the Net Funds Cap, such difference will constitute a “Basis Risk Shortfall”.

With respect to each distribution date, to the extent that a Basis Risk Shortfall exists for any class of Group III Certificates, such class will be entitled to the amount of such Basis Risk Shortfall in accordance with the priority of payments described in the Prospectus Supplement, only to the extent of funds available therefor. Such class will be entitled to receive the amount of any Basis Risk Shortfall on a subordinated basis from monthly excess cash flow treated as paid from and to the extent of funds on deposit in a reserve fund (the “Basis Risk Reserve Fund”). The source of funds on deposit in the Basis Risk Reserve Fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class III-X Certificates.

IV.

CREDIT ENHANCEMENT (Groups I-II)

Subordination:

The Group I and Group II Certificates will receive distributions of interest and principal before the Group C-B Certificates are entitled to receive distributions of interest or principal.  The Group C-B Certificates absorb most losses on the group I and II mortgage loans prior to the Group I and Group II Certificates.

It is anticipated that the subordination which provides credit enhancement for the Senior Certificates of Groups I and, II, will initially equal [5.00]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-1 Certificates will initially equal [2.80]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-2 Certificates will initially equal [1.75]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-3 Certificates will initially equal [1.00]%.

NOTE:  The Group C-B Certificates represent interests in the group I and II mortgage loans; consequently, the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in either of these groups.

Shifting of Interests:

Except as described below, the Group I and Group II Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the fifth anniversary of the first distribution date.  During the next four years, these certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments.  This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.

If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-Collateralization:

In certain limited circumstances, principal and interest collected from any of the loan group I and loan group II mortgage loans may be used to pay principal or interest, or both, to Senior Certificates unrelated to that loan group.

Coverage for Excess Losses:

The Group C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against Special Hazard Losses, Bankruptcy Losses, and Fraud Losses, as described in the Prospectus Supplement.

Note:  The Group C-B Certificates are allocated losses from mortgage loans in loan groups I and II; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group I or Group II Certificates for these types of losses.

IV.

CREDIT ENHANCEMENT (Group III)

Overcollateralization:

The group III mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group III Certificates and certain related trust expenses.  This excess interest will be applied to pay principal on the Group III Certificates in order to create and maintain the required level of overcollateralization.  The overcollateralization will be available to absorb losses on the group III mortgage loans.  The required level of overcollateralization may increase or decrease over time.  We cannot assure you that sufficient interest will be generated by the group III mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group III mortgage loans.

Subordination:

The Class III-A-1 Certificates will have a payment priority over the Group III Subordinate Certificates (as defined herein).  Each class of Group III Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group III mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount.  If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group III Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of each class of Group III Subordinate Certificates is reduced to zero.

Cross-Collateralization:

Each month, certain interest payments on the group I and group II mortgage loans will be allocated to Group III available funds increasing available excess interest.  These interest payments will be added to the Group III available funds concurrently with interest distributions being made on the Group I and II Certificates.

V.

SUMMARY TERMS

Series Name:	CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25.
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Sellers:	DLJ Mortgage Capital, Inc.; Washington Mutual Mortgage Securities Corp.
Servicers:	Olympus Servicing, L.P. (“Olympus”); Washington Mutual Mortgage Securities Corp; Ocwen Financial.
Master Servicer:	Chase Manhattan Mortgage Corporation.
Sole Underwriter:	Credit Suisse First Boston Corporation.
Trust Administrator:	JPMorgan Chase Bank.
Trustee:	Bank One, National Association.
Cut-off Date:	August 1, 2002.
Pricing Date:	On or about August [ ], 2002.
Closing Date:	On or about August [29], 2002.
Settlement Date:	On or about August [30], 2002.
Offered Certificates:

Class I-A-1 and Class I-A-2 Certificates (together, the “Group I-A Certificates”), and the Class I-X Certificates (and collectively with the Group I-A Certificates, the “Group I Certificates”);

Class II-A-1, Class II-X and Class AR Certificates (the “Group II Certificates”);

Class III-A-1 (the “Group III Senior Certificates”);

Class III-M-1 and Class III-M-2 Certificates (together, the “Group III Subordinate Certificates”, and collectively with the Group III Senior Certificates and the Class III-X Certificates, the “Group III Certificates”);

The Group I Certificates, Group II Certificates and Group III Senior Certificates (together, the “Senior Certificates”);

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (and together with the Senior Certificates and the Group III Subordinate Certificates, the “Offered Certificates”).

Privately Offered Certificates:	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (and together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Group C-B Certificates”), and the Class III-X Certificates.
Distribution Dates:	The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in July 2002.
Accrual Periods:

For any distribution date, the Offered Certificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date, except for the Group III Certificates, which accrue on an ACT/360 basis from the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding such distribution date.

Delay Days:	24 days, except for the Group III Certificates, which have a 0 day delay.
Optional Redemption:

On any distribution date on which the aggregate outstanding stated principal balance of the group I and group II mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Olympus may, but will not be required to, purchase from the trust all remaining group I and group II mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group I, Group II, Group C-B Certificates.

On any distribution date on which the aggregate outstanding stated principal balance of the group III mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Olympus may, but will not be required to, purchase from the trust all remaining group III mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group III Certificates.

Pricing Speeds (CPR):	Group I: 25%; Group II: 25%; Group III: 25%.
Certificate Ratings:

The Group I, Group II, Group III, Class C-B-1, C-B-2 and C-B-3 Certificates are expected to be rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”), with the ratings indicated in Section I above.

V.

SUMMARY TERMS (continued)

ERISA Eligibility:

The Offered Certificates, other than the Class AR Certificates, are expected to be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts, subject to certain considerations described in the prospectus supplement.

Federal Tax Treatment:	The trust will make one or more REMIC elections.
Principal and Interest Advancing:

Each Servicer (or if a Servicer fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any Mortgage Loan serviced by it, to the extent they are deemed recoverable.

Compensating Interest:	Each Servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the Prospectus Supplement.
Mortgage Loans:

The aggregate principal balance as of the Cut-off Date of the mortgage pool is expected to be approximately $695,823,755.72 and consists of approximately 1,947 adjustable rate mortgage loans (with an initial fixed rate period of generally six months, two, three, five or seven years) secured by first liens on residential properties.  Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust either semi-annually or annually based on an index plus a margin.  The mortgage pool consists of three groups of mortgage loans.  Group I is generally comprised of mortgage loans with an initial fixed rate period of three years; Group II is generally comprised of mortgage loans with an initial fixed rate period of five years; Group III is generally comprised of mortgage loans with an initial fixed rate period of two or three years.  NOTE:  Information contained herein reflects the August 1, 2002 Cut-off Date scheduled balances.

Number of Cut-off Date Mortgage Principal Designation Loans Balance Group I 582 $269,613,755.56 Group II 577 $208,071,774.84 Group III 788 $218,138,225.32
For further collateral information, see “Collateral Summary” and “Collateral Details” herein.
SMMEA:

The Senior Certificates, Class C-B-1 Certificates, and the Class III-M-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration:	The offered certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

V.

SUMMARY TERMS (continued)

Priority of Distributions (Groups I - II):	Distribution will in general be made to the extent of the Available Funds for the related group in the order and priority as follows:

1. First, to the related senior certificates, pro rata, accrued and unpaid interest at their respective pass-through rates on their respective Class Principal Balances or notional amounts, as applicable;

2. Second, to the related senior certificates, as principal, the related Senior Principal Distribution amount as described below under the heading “Distributions of Principal”;
3. Third, to each class of Group C-B Certificates, interest and then principal in increasing order of numerical class designation; and
4. Fourth, to the Class AR Certificates, the remainder (which is expected to be zero).
Distribution of Principal (Groups I - II):

On each distribution date, an amount up to the amount of the Group I Senior Principal Distribution Amount for that distribution date, will be distributed as principal, to the Class I-A-1 and Class I-A-2 Certificates, pro rata, until their respective Class Principal Balances have been reduced to zero.

On each distribution date, an amount up to the amount of the Group II Senior Principal Distribution Amount for that distribution date, will be distributed as principal, sequentially, as follows:

1.

First, to the Class AR Certificates, until the Class Principal Balance of the Class AR Certificates has been reduced to zero;

2.

Then, to the Class II-A-1 until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group C-B Certificates, to the extent of the aggregate Available Funds remaining after distribution of interest and principal to the Senior Certificates.  Each class of Group C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the Subordinate Principal Distribution Amount.

Distributions of principal of the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

V.

SUMMARY TERMS (continued)

Distributions of Principal (Group III):

The Principal Payment Amount will be paid on each distribution date as follows:

I.

On each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class III-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class III-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class III-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group III)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

II.

On each distribution date (a) on or after the Stepdown Date and (b) with respect to which a Trigger Event is not in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class III-A-1 Certificates, the Senior Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class III-M-1 Certificates, the Class III-M-1 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class III-M-2 Certificates, the Class III-M-2 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group III)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

Distribution of Monthly Excess Cashflow (Group III):

On each distribution date, the Monthly Excess Cashflow will be distributed in the following order of priority:

(1)

(A) until the aggregate Class Principal Balance of the Group III Certificates equals the Aggregate Loan Balance of the group III mortgage loans for such distribution date minus the Targeted Overcollateralization Amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the extent of Monthly Excess Interest for such distribution date, to the Group III Certificates, in the following order of priority:

(a)

to the Class III-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(b)

to the Class III-M-1 Certificates, until its Class Principal Balance has been reduced to zero; and

(c)

to the Class III-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(B) on each distribution date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, to fund any principal distributions required to be made on such distribution date set forth above in Subclause II under “Distributions of Principal (Group III)” above, after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

(2)

to the Class III-A-1 Certificates, any Basis Risk Shortfall for such class;

(3)

to the Class III-M-1 Certificates, any Basis Risk Shortfall for such class;

(4)

to the Class III-M-2 Certificates, any Basis Risk Shortfall for such class;

(5)

to the Class III-M-1 Certificates, any Carryforward Interest for such class;

(6)

to the Class III-M-1 Certificates, any Deferred Amount for such class;

(7)

to the Class III-M-2 Certificates, any Carryforward Interest for such class;

(8)

to the Class III-M-2 Certificates, any Deferred Amount for such class;

(9)

to the Basis Risk Reserve Fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein; and

(10)

to the Class III-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement.

II.

CONTACTS

ARMS TRADING DESK
CONTACT	PHONE	FAX	E-MAIL
Brett Marvin Director Whole Loan ARM Trading	212-538-3831	212-743-5384	mail to: brett.marvin@csfb.com
Brian Bowes Vice President Whole Loan ARM Trading	212-538-3831	212-743-5385	mail to: brian.bowes@csfb.com
Brian Murphy Vice President Whole Loan ARM Structuring	212-538- 3734	212-743-5384	mail to: brian.murphy.2@csfb.com

STRUCTURED FINANCE
CONTACT	PHONE	FAX	E-MAIL
John P. Graham Director	212-325-6201	212-743-4683	mail to: john.p.graham@csfb.com
Kari Roberts Managing Director	212-325-7191	212-743-5183	mail to: kari.roberts@csfb.com

COLLATERAL ANALYSIS
CONTACT	PHONE	FAX	E-MAIL
Josef Bittman Associate	212-538-6611	212-325-8334	mail to: josef.bittman@csfb.com

VI. COLLATERAL DETAILS
NOTE: INFORMATION CONTAINED HEREIN REFLECTS THE AUGUST 1, 2002 CUT-OFF
DATE SCHEDULED BALANCES.

1. Portfolio Summary	GROUP 1	GROUP 2	COMBINED
No of Loans	582	577	1159
Total Scheduled Balance	269,613,755.56	208,071,774.84	477,685,530.40
Avg Scheduled Balance	463,253.88	360,609.66	412,153.18
Minimum Scheduled Balance	42,929.90	44,901.66	42,929.90
Maximum Scheduled Balance	1,442,847.39	1,136,000.00	1,442,847.39
WAC	6.086	6.625	6.321
WA/Net/Rate	5.702	6.226	5.93
WA/Gross/Margin	2.74	2.609	2.683
WAM	356	357	357
WA. Original Term	360	360	360
Months To Roll	33	58	44
Season	3	3	3
Wgt Avg LTV	72.8	76.89	74.58
FICO	722	710	717
First Rate Cap	2.476	4.727	3.457
Periodic Rate Cap	1.844	1.434	1.665
Wgt. AVG. Maximum Rate	12.082	11.649	11.893

Index Type
Treasury - 1 Year	84.54	41.77	65.91
Libor - 6 Month	15.45	58.23	34.08
Libor - 1 Year	0.02	0.00	0.01
Total:	100.00	100.00	100.00

Product
10YR->ADJ	0.00	0.16	0.07
1YR->ADJ	0.07	0.00	0.04
2YR->ADJ	4.05	0.00	2.29
3YR->ADJ	95.11	0.16	53.75
5YR->ADJ	0.77	97.67	42.98
7YR->ADJ	0.00	2.01	0.87
Total:	100.00	100.00	100.00

Cut-off Date Mortgage Loan Principal Balances ($)
0.01 - 100,000.00	0.06	0.82	0.39
100,000.01 - 200,000.00	1.18	6.11	3.33
200,000.01 - 300,000.00	1.82	9.76	5.28
300,000.01 - 400,000.00	28.57	33.06	30.53
400,000.01 - 500,000.00	23.40	21.14	22.41
500,000.01 - 600,000.00	14.90	13.45	14.27
600,000.01 - 700,000.00	12.17	6.13	9.54
700,000.01 - 800,000.00	5.71	5.03	5.42
800,000.01 - 900,000.00	4.45	1.62	3.22
900,000.01 - 1,000,000.00	7.21	2.32	5.08
1,100,000.01 - 1,200,000.00	0.00	0.55	0.24
1,200,000.01 >=	0.54	0.00	0.30
Total:	100.00	100.00	100.00

State
Arizona	4.01	4.36	4.16
California	43.34	58.48	49.93
Colorado	3.23	1.53	2.49
Connecticut	0.95	1.30	1.10
District of Columbia	0.41	0.24	0.33
Florida	2.76	1.41	2.17
Georgia	1.01	2.82	1.80
Illinois	13.40	2.40	8.61
Indiana	0.47	0.49	0.48
Iowa	0.13	0.00	0.07
Kansas	0.16	0.00	0.09
Maine	0.00	0.22	0.10
Maryland	0.49	1.05	0.73
Massachusetts	3.03	6.02	4.33
Michigan	5.95	1.05	3.81
Minnesota	1.05	0.29	0.72
Mississippi	0.12	0.00	0.07
Missouri	1.55	0.00	0.88
Nevada	0.79	0.41	0.63
New Hampshire	0.13	0.53	0.30
New Jersey	3.48	6.84	4.94
New Mexico	0.06	0.00	0.03
New York	1.67	1.64	1.66
North Carolina	1.19	0.83	1.03
Ohio	1.43	0.07	0.83
Oklahoma	0.00	0.04	0.02
Oregon	0.05	1.84	0.83
Pennsylvania	0.63	1.78	1.13
Rhode Island	0.00	0.15	0.07
South Carolina	0.37	0.00	0.21
South Dakota	0.00	0.24	0.10
Tennessee	0.12	0.00	0.07
Texas	1.94	0.67	1.39
Utah	0.27	0.12	0.20
Virginia	1.97	1.15	1.61
Washington	3.54	1.69	2.74
Wisconsin	0.29	0.33	0.31
Total:	100.00	100.00	100.00

Mortgage Rates (%)
4.251 - 4.500	0.23	0.00	0.13
4.501 - 4.750	0.46	0.00	0.26
4.751 - 5.000	1.00	0.00	0.56
5.001 - 5.250	2.32	0.00	1.31
5.251 - 5.500	5.21	0.00	2.94
5.501 - 5.750	14.63	0.63	8.54
5.751 - 6.000	29.14	4.47	18.39
6.001 - 6.250	27.08	14.98	21.81
6.251 - 6.500	11.20	31.55	20.06
6.501 - 6.750	3.86	24.08	12.67
6.751 - 7.000	1.41	13.23	6.56
7.001 - 7.250	1.35	3.18	2.15
7.251 - 7.500	0.67	4.10	2.17
7.501 - 7.750	0.67	1.72	1.13
7.751 - 8.000	0.00	1.00	0.44
8.001 - 8.250	0.23	0.38	0.29
8.251 - 8.500	0.18	0.16	0.17
8.501 - 8.750	0.00	0.30	0.13
8.751 - 9.000	0.25	0.00	0.14
9.251 - 9.500	0.09	0.00	0.05
9.501 - 9.750	0.02	0.00	0.01
10.501 - 10.750	0.00	0.23	0.10
Total:	100.00	100.00	100.00

Gross Margin
2.001 - 2.250	14.66	54.61	32.06
2.251 - 2.500	0.08	0.00	0.05
2.501 - 2.750	78.77	24.04	54.93
2.751 - 3.000	0.78	2.28	1.43
3.001 - 3.250	0.00	8.62	3.76
3.251 - 3.500	0.37	4.51	2.17
3.501 - 3.750	4.81	5.47	5.10
4.001 - 4.250	0.06	0.04	0.05
4.251 - 4.500	0.00	0.14	0.06
4.501 - 4.750	0.11	0.00	0.06
4.751 - 5.000	0.34	0.28	0.31
7.001 - 7.250	0.02	0.00	0.01
Total:	100.00	100.00	100.00

Ceiling Rate (%)
10.001 - 10.250	0.13	0.00	0.07
10.251 - 10.500	0.23	0.00	0.13
10.501 - 10.750	0.51	0.63	0.56
10.751 - 11.000	1.00	4.35	2.46
11.001 - 11.250	1.79	14.91	7.51
11.251 - 11.500	5.44	31.37	16.74
11.501 - 11.750	14.61	23.60	18.53
11.751 - 12.000	29.16	13.03	22.13
12.001 - 12.250	27.15	3.07	16.66
12.251 - 12.500	11.46	3.67	8.07
12.501 - 12.750	4.01	1.66	2.99
12.751 - 13.000	1.29	1.39	1.34
13.001 - 13.250	1.35	0.71	1.07
13.251 - 13.500	0.57	0.76	0.65
13.501 - 13.750	0.45	0.60	0.51
13.751 - 14.000	0.36	0.00	0.20
14.001 - 14.250	0.23	0.00	0.13
14.251 - 14.500	0.09	0.00	0.05
14.751 - 15.000	0.17	0.00	0.09
15.501 - 15.750	0.02	0.23	0.11
Total:	100.00	100.00	100.00

FICO
Not Supplied	0.06	0.00	0.03
101 - 550	0.86	0.00	0.49
551 - 579	0.08	0.70	0.35
580 - 619	1.80	1.65	1.73
620 - 659	8.33	8.00	8.19
660 - 699	21.56	33.73	26.86
700 - 729	19.14	22.15	20.45
730 >=	48.17	33.78	41.90
Total:	100.00	100.00	100.00

Property Type
Single Family Residence	74.89	69.97	72.74
Townhouse	0.40	0.03	0.24
Condo	8.91	8.10	8.55
2-4 Family	2.39	3.22	2.75
Co-op	0.08	0.32	0.18
PUD	13.24	18.24	15.42
Manufactured Housing	0.10	0.12	0.11
Total:	100.00	100.00	100.00

Occupancy Status
Primary	95.32	97.12	96.10
Second Home	3.89	1.37	2.79
Investment	0.79	1.51	1.10
Total:	100.00	100.00	100.00

Purpose
Purchase	48.16	52.11	49.88
Refinance - Rate Term	33.67	23.30	29.15
Refinance - Cashout	18.18	24.59	20.97
Total:	100.00	100.00	100.00

Original LTV Ratio
<= 50.00	5.77	1.52	3.92
50.01 - 55.00	2.24	1.49	1.91
55.01 - 60.00	5.65	2.28	4.18
60.01 - 65.00	6.34	3.80	5.23
65.01 - 70.00	9.32	6.26	7.99
70.01 - 75.00	22.22	11.90	17.72
75.01 - 80.00	41.42	66.03	52.14
80.01 - 85.00	0.75	1.40	1.03
85.01 - 90.00	4.35	2.95	3.74
90.01 - 95.00	1.79	2.37	2.05
95.01 - 100.00	0.16	0.00	0.09
Total:	100.00	100.00	100.00

Months to Next Rate Adj.
1 - 3	0.22	0.00	0.12
4 - 6	0.64	0.00	0.36
7 - 9	0.58	0.00	0.33
10 - 12	0.40	0.00	0.23
16 - 18	0.07	0.00	0.04
19 - 21	0.57	0.00	0.32
22 - 24	0.25	0.00	0.14
25 - 27	0.16	0.00	0.09
28 - 30	2.18	0.00	1.23
31 - 33	47.75	0.00	26.95
34 - 36	47.10	0.00	26.58
40 - 42	0.09	0.00	0.05
49 - 51	0.00	0.28	0.12
52 - 54	0.00	12.46	5.43
55 - 57	0.00	27.45	11.96
58 - 60	0.00	57.65	25.11
67 - 69	0.00	0.12	0.05
70 - 72	0.00	0.24	0.11
73 - 75	0.00	0.13	0.05
76 - 78	0.00	0.27	0.12
79 - 81	0.00	1.13	0.49
82 - 84	0.00	0.13	0.05
97 - 99	0.00	0.16	0.07
Total:	100.00	100.00	100.00

Documentation Type
Full	81.89	43.43	65.14
Reduced	13.60	50.36	29.61
No Documentation	1.63	1.75	1.68
No Ratio	2.68	4.35	3.40
Stated Income / Stated Assets	0.20	0.11	0.16
Total:	100.00	100.00	100.00

Original Term
<= 180	0.07	0.06	0.07
181 - 300	0.02	0.00	0.01
301 - 360	99.91	99.94	99.92
Total:	100.00	100.00	100.00

Stated Remaining Term
<= 180	0.09	0.06	0.08
241 - 280	0.49	0.00	0.28
281 - 320	0.87	0.48	0.70
321 - 360	98.55	99.46	98.94
Total:	100.00	100.00	100.00

Seasoning (Months)
<= 0	8.23	28.57	17.09
1 - 5	87.52	57.62	74.50
6 - 10	2.73	12.82	7.12
11 - 15	0.00	0.22	0.10
21 - 25	0.00	0.16	0.07
31 - 35	0.04	0.00	0.02
36 - 40	0.10	0.13	0.11
41 - 45	0.29	0.13	0.22
46 - 50	0.09	0.24	0.16
51 - 55	0.26	0.12	0.20
56 - 60	0.30	0.00	0.17
81 - 85	0.11	0.00	0.06
86 - 90	0.06	0.00	0.03
91 - 95	0.15	0.00	0.09
106 - 110	0.11	0.00	0.06
Total:	100.00	100.00	100.00

1. Portfolio Summary	Group 3

No of Loans	788
Total Scheduled Balance	218,138,225.32
Avg Scheduled Balance	276,825.16
Minimum Scheduled Balance	22,159.13
Maximum Scheduled Balance	1,619,883.25
WAC	7.657
WA/Net/Rate	7.313
WA/Gross/Margin	4.496
WAM	356
WA. Original Term	360
Months To Roll	31
Season	4
Wgt Avg LTV	76.84
FICO	686
First Rate Cap	3.23
Periodic Rate Cap	1.103
Wgt. AVG. Maximum Rate	13.14

Index Type
Libor - 6 Month	99.47
Libor - 1 Year	0.53
Total:	100.00

Product
2YR->ADJ	64.08
3YR->ADJ	12.08
5YR->ADJ	23.09
6MO->ADJ	0.29
7YR->ADJ	0.46
Total:	100.00

Cut-off Date Mortgage Loan Principal Balances ($)
0.01 - 100,000.00	4.42
100,000.01 - 200,000.00	17.73
200,000.01 - 300,000.00	13.38
300,000.01 - 400,000.00	17.81
400,000.01 - 500,000.00	12.63
500,000.01 - 600,000.00	10.64
600,000.01 - 700,000.00	7.71
700,000.01 - 800,000.00	2.37
800,000.01 - 900,000.00	3.11
900,000.01 - 1,000,000.00	9.46
1,200,000.01 >=	0.74
Total:	100.00

State
Alabama	0.57
Arizona	2.15
Arkansas	0.03
California	48.40
Colorado	5.73
Connecticut	2.04
Delaware	0.09
District of Columbia	0.23
Florida	6.83
Georgia	2.51
Hawaii	0.33
Idaho	0.26
Illinois	3.47
Indiana	0.39
Iowa	0.16
Kentucky	0.21
Louisiana	0.19
Maine	0.11
Maryland	1.88
Massachusetts	1.50
Michigan	0.17
Minnesota	0.46
Mississippi	0.34
Missouri	0.77
Montana	0.07
Nebraska	0.28
Nevada	3.08
New Hampshire	0.11
New Jersey	2.70
New Mexico	0.26
New York	3.38
North Carolina	0.59
North Dakota	0.03
Ohio	0.83
Oklahoma	0.08
Oregon	1.35
Pennsylvania	1.06
Rhode Island	0.11
South Carolina	0.48
South Dakota	0.05
Tennessee	1.08
Texas	0.70
Utah	1.45
Virginia	1.31
Washington	2.11
Wisconsin	0.12
Total:	100.00

Mortgage Rates (%)
5.751 - 6.000	3.72
6.001 - 6.250	4.11
6.251 - 6.500	5.53
6.501 - 6.750	5.62
6.751 - 7.000	7.54
7.001 - 7.250	9.21
7.251 - 7.500	13.75
7.501 - 7.750	11.13
7.751 - 8.000	10.81
8.001 - 8.250	6.29
8.251 - 8.500	6.68
8.501 - 8.750	3.68
8.751 - 9.000	5.18
9.001 - 9.250	2.32
9.251 - 9.500	1.04
9.501 - 9.750	0.60
9.751 - 10.000	1.06
10.001 - 10.250	0.53
10.251 - 10.500	0.73
10.501 - 10.750	0.23
10.751 - 11.000	0.06
11.001 - 11.250	0.10
11.251 - 11.500	0.06
12.251 - 12.500	0.04
Total:	100.00

Gross Margin
2.001 - 2.250	16.65
2.251 - 2.500	0.74
2.501 - 2.750	3.88
2.751 - 3.000	0.51
3.001 - 3.250	0.89
3.251 - 3.500	0.75
3.501 - 3.750	2.47
3.751 - 4.000	2.30
4.001 - 4.250	4.48
4.251 - 4.500	2.89
4.501 - 4.750	7.11
4.751 - 5.000	36.57
5.001 - 5.250	1.08
5.251 - 5.500	1.97
5.501 - 5.750	0.67
5.751 - 6.000	6.70
6.001 - 6.250	1.46
6.251 - 6.500	6.83
6.501 - 6.750	0.33
6.751 - 7.000	1.56
7.001 - 7.250	0.04
7.501 - 7.750	0.07
8.501 - 8.750	0.04
Total:	100.00

Ceiling Rate (%)
10.751 - 11.000	2.00
11.001 - 11.250	2.75
11.251 - 11.500	4.31
11.501 - 11.750	5.09
11.751 - 12.000	7.34
12.001 - 12.250	8.92
12.251 - 12.500	9.87
12.501 - 12.750	7.69
12.751 - 13.000	8.25
13.001 - 13.250	4.59
13.251 - 13.500	5.34
13.501 - 13.750	4.58
13.751 - 14.000	5.47
14.001 - 14.250	3.18
14.251 - 14.500	5.57
14.501 - 14.750	2.81
14.751 - 15.000	3.37
15.001 - 15.250	2.17
15.251 - 15.500	1.98
15.501 - 15.750	0.87
15.751 - 16.000	1.78
16.001 - 16.250	0.55
16.251 - 16.500	0.79
16.501 - 16.750	0.28
16.751 - 17.000	0.24
17.001 - 17.250	0.10
17.251 - 17.500	0.06
18.251 - 18.500	0.04
Total:	100.00

FICO
Not Supplied	0.70
551 - 579	0.20
580 - 619	1.55
620 - 659	30.69
660 - 699	31.43
700 - 729	16.23
730 >=	19.20
Total:	100.00

Property Type
Single Family Residence	70.45
Townhouse	0.44
Condo	6.77
2-4 Family	5.73
Co-op	0.12
PUD	16.16
Manufactured Housing	0.34
Total:	100.00

Occupancy Status
Primary	90.04
Second Home	3.70
Investment	6.25
Total:	100.00

Purpose
Purchase	57.46
Refinance - Rate Term	15.08
Refinance - Cashout	27.46
Total:	100.00

Original LTV Ratio
<= 50.00	5.47
50.01 - 55.00	0.66
55.01 - 60.00	2.17
60.01 - 65.00	4.66
65.01 - 70.00	6.86
70.01 - 75.00	13.25
75.01 - 80.00	48.72
80.01 - 85.00	1.98
85.01 - 90.00	7.31
90.01 - 95.00	7.16
95.01 - 100.00	1.76
Total:	100.00

Months to Next Rate Adj.
1 - 3	0.29
10 - 12	0.09
13 - 15	0.55
16 - 18	5.13
19 - 21	40.71
22 - 24	14.07
25 - 27	0.84
28 - 30	2.70
31 - 33	10.25
34 - 36	1.83
49 - 51	0.40
52 - 54	6.09
55 - 57	12.46
58 - 60	4.14
76 - 78	0.46
Total:	100.00

Documentation Type
Full	39.52
Reduced	23.79
No Documentation	15.47
No Ratio	7.87
Stated Income / Stated Assets	13.35
Total:	100.00

Original Term
181 - 300	0.18
301 - 360	99.82
Total:	100.00

Stated Remaining Term
281 - 320	0.18
321 - 360	99.82
Total:	100.00

Seasoning (Months)
1 - 5	83.74
6 - 10	16.17
11 - 15	0.09
Total:	100.00

INTX_CSFB-2002-AR25-G12-M1 - Price/Yield - IA1

CSFB 2002-AR25 CLASS I-A-1

Balance

$164,503,000.00

Delay

24

 WAC(1)

6.0857

Coupon*

4.2738

Dated

8/1/2002

 NET(1)

5.681797

Settle

8/30/2002

First Payment

9/25/2002

 WAM(1)

356

*PAYS GROUP NET WAC LESS [1.408%] THROUGH MONTH 30, THEN GROUP NET WAC LESS [0.335%] FOR AN APPROX. NET RESET MARGIN OF [2.00%] (CALC. AS OF CUT-OFF DATE COLL. INFO.)

RUN TO BALLOON IN MONTH 33 / 5% CALL

Price	15 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
100-08	4.086	4.060	4.049	4.031	4.000	3.967	3.929	3.888	3.842	3.729
100-09	4.071	4.043	4.032	4.013	3.981	3.945	3.906	3.863	3.814	3.695
100-10	4.055	4.027	4.014	3.995	3.961	3.924	3.883	3.838	3.786	3.661
100-11	4.040	4.010	3.997	3.977	3.942	3.903	3.860	3.812	3.759	3.627
100-12	4.024	3.993	3.980	3.959	3.922	3.882	3.837	3.787	3.731	3.593
100-13	4.009	3.977	3.963	3.941	3.903	3.860	3.814	3.762	3.703	3.560
100-14	3.994	3.960	3.946	3.923	3.883	3.839	3.790	3.737	3.676	3.526
100-15	3.978	3.943	3.929	3.905	3.864	3.818	3.767	3.711	3.648	3.492
100-16	3.963	3.927	3.911	3.887	3.844	3.797	3.744	3.686	3.620	3.459
100-17	3.947	3.910	3.894	3.869	3.825	3.776	3.721	3.661	3.593	3.425
100-18	3.932	3.894	3.877	3.851	3.805	3.755	3.698	3.636	3.565	3.391
100-19	3.917	3.877	3.860	3.833	3.786	3.733	3.675	3.611	3.538	3.358
100-20	3.901	3.860	3.843	3.816	3.766	3.712	3.652	3.585	3.510	3.324
100-21	3.886	3.844	3.826	3.798	3.747	3.691	3.629	3.560	3.483	3.290
100-22	3.871	3.827	3.809	3.780	3.728	3.670	3.606	3.535	3.455	3.257
100-23	3.855	3.811	3.792	3.762	3.708	3.649	3.583	3.510	3.428	3.223
100-24	3.840	3.794	3.775	3.744	3.689	3.628	3.560	3.485	3.400	3.190

WAL	2.16	2	1.93	1.84	1.69	1.55	1.42	1.3	1.18	0.96
Mod Durn	2.01	1.87	1.81	1.72	1.59	1.46	1.34	1.23	1.12	0.92
Principal Window	Sep02 - May05	Sep02 - May05	Sep02 - May05	Sep02 - May05	Sep02 - May05	Sep02 - May05	Sep02 - May05	Sep02 - May05	Sep02 - May05	Sep02 - May05
Accrued Interest	566347.84	566347.84	566347.84	566347.84	566347.84	566347.84	566347.84	566347.84	566347.84	566347.84

LIBOR_6MO	1.766	1.766	1.766	1.766	1.766	1.766	1.766	1.766	1.766	1.766
LIBOR_1YR	1.848	1.848	1.848	1.848	1.848	1.848	1.848	1.848	1.848	1.848
CMT_1YR	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

INTX_CSFB-2002-AR25-G12-M1 - Price/Yield - IA2

CSFB 2002-AR25 CLASS I-A-2

Balance

$91,630,000.00

Delay

24

 WAC(1)

6.0857

Coupon*

4.6308

Dated

8/1/2002

 NET(1)

5.681797

Settle

8/30/2002

First Payment

9/25/2002

 WAM(1)

356

*PAYS GROUP NET WAC LESS [1.051%] THROUGH MONTH 30, THEN GROUP NET WAC LESS [0.335%] FOR AN APPROX. NET RESET MARGIN OF [2.00%] (CALC. AS OF CUT-OFF DATE COLL. INFO.)

RUN TO BALLOON IN MONTH 33 / 5% CALL

Price	20 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)	70 CPR, Call (Y)	75 CPR, Call (Y)	80 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
100-24	4.120	4.070	4.016	3.956	3.888	3.728	3.516	3.216	3.017	2.774
100-25	4.103	4.052	3.996	3.934	3.865	3.700	3.483	3.174	2.970	2.719
100-26	4.086	4.034	3.977	3.913	3.842	3.673	3.449	3.132	2.922	2.664
100-27	4.070	4.016	3.957	3.892	3.819	3.645	3.416	3.090	2.874	2.609
100-28	4.053	3.998	3.938	3.871	3.796	3.618	3.382	3.048	2.826	2.554
100-29	4.036	3.980	3.918	3.850	3.773	3.590	3.348	3.006	2.778	2.500
100-30	4.020	3.962	3.899	3.829	3.750	3.563	3.315	2.964	2.730	2.445
100-31	4.003	3.944	3.880	3.808	3.727	3.535	3.281	2.922	2.683	2.390
101-00	3.987	3.927	3.860	3.786	3.704	3.508	3.248	2.880	2.635	2.335
101-01	3.970	3.909	3.841	3.765	3.681	3.480	3.215	2.839	2.587	2.280
101-02	3.954	3.891	3.821	3.744	3.658	3.453	3.181	2.797	2.540	2.226
101-03	3.937	3.873	3.802	3.723	3.635	3.426	3.148	2.755	2.492	2.171
101-04	3.920	3.855	3.783	3.702	3.612	3.398	3.114	2.713	2.445	2.117
101-05	3.904	3.837	3.763	3.681	3.589	3.371	3.081	2.671	2.397	2.062
101-06	3.887	3.819	3.744	3.660	3.567	3.343	3.048	2.630	2.350	2.008
101-07	3.871	3.801	3.724	3.639	3.544	3.316	3.014	2.588	2.302	1.953
101-08	3.854	3.783	3.705	3.618	3.521	3.289	2.981	2.546	2.255	1.899

WAL	2	1.84	1.69	1.55	1.42	1.18	0.96	0.76	0.67	0.58
Mod Durn	1.86	1.72	1.59	1.46	1.34	1.12	0.92	0.74	0.65	0.56
Principal Window	Sep02 - May05	Sep02 - May05	Sep02 - May05	Sep02 - May05	Sep02 - May05	Sep02 - May05	Sep02 - May05	Sep02 - Feb05	Sep02 - Oct04	Sep02 - Jul04
Accrued Interest	341813.31	341813.31	341813.31	341813.31	341813.31	341813.31	341813.31	341813.31	341813.31	341813.31

LIBOR_6MO	1.766	1.766	1.766	1.766	1.766	1.766	1.766	1.766	1.766	1.766
LIBOR_1YR	1.848	1.848	1.848	1.848	1.848	1.848	1.848	1.848	1.848	1.848
CMT_1YR	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82	1.82

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

INTX_CSFB-2002-AR25-G12-M1 - Price/Yield - IIA1

CSFB 2002-AR25 CLASS II-A-1

Balance

$197,668,000.00

Delay

24

 WAC(2)

6.6254

Coupon*

5.2063

Dated

8/1/2002

 NET(2)

6.206303

Settle

8/30/2002

First Payment

9/25/2002

 WAM(2)

357

*PAYS GROUP NET WAC LESS [1.00%] THROUGH MONTH 52, THEN GROUP NET WAC LESS [0.34%] FOR AN APPROX. NET RESET MARGIN OF [1.85%] (CALC. AS OF CUT-OFF DATE COLL. INFO.)

RUN TO BALLOON IN MONTH 58 / 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)	70 CPR, Call (Y)	80 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
100-24	4.945	4.846	4.789	4.724	4.651	4.569	4.360	4.091	3.760	3.297
100-25	4.936	4.834	4.775	4.708	4.633	4.549	4.334	4.058	3.718	3.242
100-26	4.926	4.822	4.761	4.693	4.616	4.530	4.309	4.025	3.676	3.187
100-27	4.916	4.810	4.747	4.677	4.598	4.510	4.283	3.992	3.634	3.132
100-28	4.907	4.798	4.734	4.662	4.581	4.490	4.258	3.960	3.592	3.077
100-29	4.897	4.786	4.720	4.646	4.563	4.471	4.233	3.927	3.550	3.022
100-30	4.888	4.773	4.706	4.631	4.546	4.451	4.207	3.894	3.508	2.967
100-31	4.878	4.761	4.693	4.615	4.529	4.431	4.182	3.861	3.466	2.912
101-00	4.869	4.749	4.679	4.600	4.511	4.412	4.157	3.828	3.424	2.857
101-01	4.859	4.737	4.665	4.584	4.494	4.392	4.132	3.796	3.382	2.802
101-02	4.850	4.725	4.652	4.569	4.476	4.372	4.106	3.763	3.340	2.748
101-03	4.840	4.713	4.638	4.554	4.459	4.353	4.081	3.730	3.298	2.693
101-04	4.830	4.701	4.624	4.538	4.442	4.333	4.056	3.697	3.256	2.638
101-05	4.821	4.688	4.611	4.523	4.424	4.314	4.031	3.665	3.214	2.584
101-06	4.811	4.676	4.597	4.507	4.407	4.294	4.005	3.632	3.172	2.529
101-07	4.802	4.664	4.583	4.492	4.390	4.275	3.980	3.599	3.130	2.474
101-08	4.792	4.652	4.570	4.477	4.372	4.255	3.955	3.567	3.089	2.420

WAL	3.68	2.85	2.51	2.21	1.94	1.71	1.3	0.99	0.76	0.58
Mod Durn	3.23	2.54	2.25	2	1.77	1.57	1.22	0.94	0.73	0.56
Principal Window	Sep02 - Jun07	Sep02 - Jun07	Sep02 - Jun07	Sep02 - Jun07	Sep02 - Jun07	Sep02 - Jun07	Sep02 - Nov06	Sep02 - Nov05	Sep02 - Feb05	Sep02 - Jul04
Accrued Interest	829012.9	829012.9	829012.9	829012.9	829012.9	829012.9	829012.9	829012.9	829012.9	829012.9

LIBOR_6MO	1.739	1.739	1.739	1.739	1.739	1.739	1.739	1.739	1.739	1.739
LIBOR_1YR	1.845	1.845	1.845	1.845	1.845	1.845	1.845	1.845	1.845	1.845
CMT_1YR	1.77	1.77	1.77	1.77	1.77	1.77	1.77	1.77	1.77	1.77

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB-2002-AR25-G3-M1 - Price/Yield - IIIA1

CSFB 2002-AR25 CLASS III-A-1

Balance

$209,412,000.00

Delay

0

Index

LIBOR_1MO | 1.78

 WAC(3)

7.6571

Coupon*

2.13

Dated

8/29/2002

Mult / Margin

1 / 0.35

 NET(3)

7.312584

Settle

8/30/2002

First Payment

9/25/2002

Cap / Floor

999 / 0

 WAM(3)

356

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, AND (II) THE NET FUNDS CAP

RUN TO THE GROUP III 5% CALL

Price	10 CPR, Call (Y)	15 CPR, Call (Y)	20 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	2.139	2.139	2.139	2.139	2.139	2.139	2.139	2.139	2.139	2.139	Yield
100-00	35	35	35	35	35	35	35	35	35	35	Disc Margin

WAL	7.29	5.15	3.88	3.07	2.5	2.08	1.75	1.49	1.27	0.95
Mod Durn	6.44	4.7	3.63	2.91	2.39	2.01	1.7	1.46	1.25	0.94
Principal Window	Sep02 - Feb24	Sep02 - Oct18	Sep02 - Jan15	Sep02 - Jul12	Sep02 - Sep10	Sep02 - May09	Sep02 - May08	Sep02 - Jul07	Sep02 - Nov06	Sep02 - Nov05
Accrued Interest	12390.21	12390.21	12390.21	12390.21	12390.21	12390.21	12390.21	12390.21	12390.21	12390.21

LIBOR_1MO	1.78	1.78	1.78	1.78	1.78	1.78	1.78	1.78	1.78	1.78
LIBOR_6MO	1.738	1.738	1.738	1.738	1.738	1.738	1.738	1.738	1.738	1.738
LIBOR_1YR	1.845	1.845	1.845	1.845	1.845	1.845	1.845	1.845	1.845	1.845
CMT_1YR	1.7	1.7	1.7	1.7	1.7	1.7	1.7	1.7	1.7	1.7

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB-2002-AR25-G3-M1 - Price/Yield - IIIM1

CSFB 2002-AR25 CLASS III-M-1

Balance

$5,454,000.00

Delay

0

Index

LIBOR_1MO | 1.78

 WAC(3)

7.6571

Coupon*

2.73

Dated

8/29/2002

Mult / Margin

1 / 0.95

 NET(3)

7.312584

Settle

8/30/2002

First Payment

9/25/2002

Cap / Floor

999 / 0

 WAM(3)

356

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, AND (II) THE NET FUNDS CAP

RUN TO THE GROUP III 5% CALL

Price	10 CPR, Call (Y)	15 CPR, Call (Y)	20 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	2.746	2.746	2.746	2.746	2.746	2.746	2.746	2.746	2.746	2.746	Yield
100-00	95	95	95	95	95	95	95	95	95	95	Disc Margin

WAL	12.1	8.56	6.47	5.19	4.41	3.93	3.63	3.47	3.42	3.24
Mod Durn	10.11	7.52	5.86	4.8	4.14	3.72	3.46	3.32	3.27	3.1
Principal Window	Jul08 - Aug23	Aug06 - Apr18	Sep05 - Aug14	Sep05 - Mar12	Sep05 - Jun10	Oct05 - Mar09	Oct05 - Mar08	Oct05 - May07	Nov05 - Oct06	Nov05 - Nov05
Accrued Interest	413.6	413.6	413.6	413.6	413.6	413.6	413.6	413.6	413.6	413.6

LIBOR_1MO	1.78	1.78	1.78	1.78	1.78	1.78	1.78	1.78	1.78	1.78
LIBOR_6MO	1.738	1.738	1.738	1.738	1.738	1.738	1.738	1.738	1.738	1.738
LIBOR_1YR	1.845	1.845	1.845	1.845	1.845	1.845	1.845	1.845	1.845	1.845
CMT_1YR	1.7	1.7	1.7	1.7	1.7	1.7	1.7	1.7	1.7	1.7

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB-2002-AR25-G3-M1 - Price/Yield - IIIM2

CSFB 2002-AR25 CLASS III-M-2

Balance

$3,272,225.32

Delay

0

Index

LIBOR_1MO | 1.78

 WAC(3)

7.6571

Coupon*

3.53

Dated

8/29/2002

Mult / Margin

1 / 1.75

 NET(3)

7.312584

Settle

8/30/2002

First Payment

9/25/2002

Cap / Floor

999 / 0

 WAM(3)

356

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, AND (II) THE NET FUNDS CAP

RUN TO THE GROUP III 5% CALL

Price	10 CPR, Call (Y)	15 CPR, Call (Y)	20 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	3.556	3.556	3.556	3.556	3.556	3.556	3.556	3.556	3.556	3.556	Yield
100-00	175	175	175	175	175	175	175	175	175	175	Disc Margin

WAL	10.03	6.98	5.24	4.23	3.66	3.33	3.18	3.12	3.12	3.16
Mod Durn	8.31	6.1	4.74	3.9	3.41	3.14	3	2.95	2.95	2.99
Principal Window	Jul08 - Oct18	Aug06 - Mar14	Sep05 - May11	Sep05 - Jul09	Sep05 - Apr08	Sep05 - May07	Sep05 - Aug06	Sep05 - Jan06	Sep05 - Nov05	Sep05 - Nov05
Accrued Interest	320.86	320.86	320.86	320.86	320.86	320.86	320.86	320.86	320.86	320.86

LIBOR_1MO	1.78	1.78	1.78	1.78	1.78	1.78	1.78	1.78	1.78	1.78
LIBOR_6MO	1.738	1.738	1.738	1.738	1.738	1.738	1.738	1.738	1.738	1.738
LIBOR_1YR	1.845	1.845	1.845	1.845	1.845	1.845	1.845	1.845	1.845	1.845
CMT_1YR	1.7	1.7	1.7	1.7	1.7	1.7	1.7	1.7	1.7	1.7

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY